UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

SCM Trust

(Exact name of registrant as specified in charter)

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Address of principal executive offices) (Zip code)

Stephen C. Rogers

1875 Lawrence Street, Suite 300

Denver, CO 80202-1805

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

December 31, 2018

Shelton BDC Income Fund

Shelton Real Estate Income Fund

Shelton Tactical Credit Fund

Shelton International Select Equity Fund

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of The SCM Trust which contains information about the management fee and other costs. Investments in shares of The SCM Trust are neither insured nor guaranteed by the U.S. Government.

Table of Contents	December 31, 2018

Historical Performance and Manager’s Discussion	2
About Your Fund’s Expenses	11
Top Holdings and Sector Breakdown	13
Portfolio of Investments	15
Statements of Assets & Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	26
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	40
Additional Information	40
Board of Trustees and Executive Officers	41

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2018

Shelton BDC Income Fund (Portfolio Manager: William Mock)

The Shelton BDC Income Fund (“the Fund”, sym: LOANX/LOAIX) focuses its investments in securities of Business Development Companies (“BDCs”) including common stock, preferred stock, convertible bonds and other debt. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in BDC related securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2018, the Fund’s Investor Class provided a -5.13% total return to shareholders, while the Fund’s Institutional Class provided a -4.80% total return to shareholders. The Fund’s benchmark, the Wells Fargo BDC Index (sym: WFBDC), returned -6.58% for the same period. At period-end, 100% of the Fund’s investments were in U.S. domiciled securities. The breakdown of the portfolio was 95.76% listed BDCs, 3.24% Specialty Finance & Asset Management, and 1.00% cash.

In 2018, BDCs traded sideways in January and then fell in early February, leaving the Fund down nearly 6% year-to-date. BDC fundamentals (earnings, yields, dividends) remained stable but there was pessimism on the prospect of rising interest rates and the potential impact of a global trade war on middle market companies. As these fears subsided and the focus shifted back to the fundamentals the sector rallied beginning in March, recovering the early losses and leaving the fund up over 7% year-to-date by the first week of August. There was very little volatility through the end of September, but that ended with a nearly 6% selloff and subsequent bounce back in October and early November. BDCs were caught in the broad market selloff in December that negatively impacted equities and corporate bonds, with both share classes of the Fund losing over 9% in the month of December. The selloff was across the sector, not driven by the fundamentals of each BDC, but fears of potential economic slowdown or recession and the impact it could have on the middle market companies that are financed by BDCs.

Despite the volatility and poor 4th quarter returns, Shelton Capital Management remains optimistic about long term performance of the industry and the Fund. Shelton Capital Management pays particular attention to management teams in selecting investments, targeting those teams that have most successfully managed past credit downturns and demonstrated the ability to generate attractive rates of return through their portfolio of loans/investments.

Finally, though the timing is uncertain, the removal of the current Acquired Fund Fees and Expenses (AFFE) disclosure requirement is widely anticipated by industry participants. A formal application for BDC exemption from the AFFE was filed in September 2018 by The Coalition for Business Development and several large BDC management firms. This SEC’s current requirement, passed in January 2007, requires a fund-of-funds’ prospectus to include the operating expenses of the underlying funds and has had the unintended consequence of making BDCs ineligible for indices such as the Russell 2000 and S&P 500. A potential overturn of the rule may be a large technical positive and expand institutional ownership of BDCs upon their inclusion in the major indices.

We thank you for your investment and the confidence you have placed in the Shelton BDC Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2018

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the Fund. The information, data, and analyses presented do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources. The estimates noted are as of a certain date and subject to change.

Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception*
Shelton BDC Income Fund	-4.80%	N/A	N/A	1.68%
Wells Fargo BDC Index	-6.58%	N/A	N/A	1.34%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception*
Shelton BDC Income Fund	-5.13%	N/A	N/A	1.70%
Wells Fargo BDC Index	-6.58%	N/A	N/A	1.34%

* Fund inception date is May 2, 2014.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2018

Shelton Real Estate Income Fund (Portfolio Manager: William Mock)

The Shelton Real Estate Income Fund ("the Fund", sym: RENTX/RENIX) focuses its investments in real estate securities, including securities issued by real estate investment trusts (REITs). Under normal market conditions, at least 80% of its net assets will be invested in income producing real estate common equity, preferred equity and debt securities. The Fund’s investment objective is to provide a high level of income with the potential for capital appreciation.

For the one-year period ending December 31, 2018, the Fund’s Investor Class provided a (6.55)% total return to shareholders, while the Fund’s Institutional Class provided a (6.38)% total return to shareholders. During the same time, the bond market (as defined by the Bloomberg/Barclays US Aggregate Bond Index) produced a (3.79)% total return. The Fund had near full exposure to the U.S. stock market as of December 31, 2018, with a cash position at year-end of 7%.

REITs had a rough start to the year as the 10-year Treasury yield broke out of its trading range, headed steadily upwards from 2.41% at the start of the year to 2.95% by mid-February. This jolted REIT markets as financing costs for REIT managers rose and investors weighed the possibility that the low rate environment which has attracted swaths of capital to the space and delivered substantial returns was coming to an end. As the 10-year established a new range over the summer around 2.90%, REITs recouped their losses and more, following the S&P 500 higher as investors pounced on significantly diminished market valuations. This rally proved to be short-lived however, as the strong performance of equities and firm macro data solidified a steep Fed dot plot, thus pushing the 10-year still higher. REITs reacted sharply to the negative when the 10-year rose over 3.00% in September. Outflows from REITs were only compounded in October as US 3Q earnings emerged, appearing weaker than previous quarters and sparking calls of a global slowdown and the end of the business cycle. REITs, who some industry leaders had already prophesized to be in the later innings of the cycle, declined 6.70% in the fourth quarter. The Fund largely tracked the Index for the year, underperforming the Index ultimately by 187bps. This was due to the Fund’s exposure to some of the less defensive sectors of real estate such as Data Centers and Lodging which underperformed some of the more defensive sectors at the end of the year such as Triple-Net and Healthcare.

Moving forward, Shelton Capital Management remains cautiously optimistic about REIT valuations. We feel that commercial real estate fundamentals, while decelerating, remain sound. Supply did pick up in 2018 across most sectors, as well as new construction in gateway markets where development has historically been subdued. Despite these headwinds, there remain significant bright spots in the space such as the Industrial sector which is showing robust growth. As Amazon has disrupted retailing channels and negatively impacted the shopping center and mall real estate sectors, several beneficiaries have emerged in commercial real estate including industrial, data centers, and cell towers which the Fund is overweight. As the Fed has begun to shift back to a more dovish stance, we believe there is significant room for REITs as a sector to post solid risk-adjusted returns. Moreover, from a historical standpoint, REITs have demonstrated that if the Fed is raising rates for the right reasons (a thriving economy), they too can thrive.

We thank you for your support and the confidence you have placed in the Shelton Real Estate Income Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2018

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the Fund. The information, data, and analyses presented do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources. The estimates noted are as of a certain date and subject to change.

Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)*
Shelton Real Estate Income Fund	-6.38%	6.15%	N/A	4.65%
S&P US REIT Index	-3.79%	7.78%	N/A	5.69%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)*
Shelton Real Estate Income Fund	-6.55%	5.95%	N/A	4.45%
S&P US REIT Index	-3.79%	7.78%	N/A	5.69%

* Fund inception date is June 7, 2013.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2018

Shelton Tactical Credit Fund (Portfolio Manager: William Mock)

We are pleased to write the fourth full year shareholder letter for the Shelton Tactical Credit Fund (“the Fund”, sym: DEBTX/DEBIX) which launched in December 2014. The Fund’s investment objective is to seek current income and capital appreciation. We seek to achieve this objective using related credit assets on both the long and short side to generate an attractive rate of return and reduce risk. At times of elevated risk, the Fund may invest 100% of the portfolio in cash or cash equivalents in an effort to protect the portfolio against perceived risks. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured liabilities down through subordinated, equity-linked securities. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit- based fund.

Market Review

●

High-yield bonds got off to a solid start in January amid a rally in equities that was tempered by a steady rise in the 10-year Treasury yield. After the 10-year settled at a multi-year high the following month, investor sentiment soured and equities and high-yield retreated, exhibiting significant volatility. High-yield continued sideways with significant volatility all the way into April as investors weighed the ramifications of the Tax Bill and the prospect of the Fed raising rates faster than anticipated. In mid-May, the 10-year reached still further highs and new speculation surrounding China trade, North Korea relations, OPEC policy, and Italian elections perpetuated market volatility. At the end of June, high-yield was flat on the year.

●

High-yield firmed up in July and delivered strong returns as China trade talks showed hope, 2Q earnings showed strength, and new issuance was very light. As the S&P 500 rallied throughout the rest of the summer, so did high yield, with spreads eventually compressing to their tightest in ten years in September. The rally came to an abrupt halt in October as the SPX suffered its sharpest monthly decline since September 2011. Global growth concerns emerged as the culprit with 3Q earnings particularly in tech showing to be weaker than 2Q. Additionally, little progress on China trade talks, fresh highs in the 10-year yield, and declining oil prices weighed on equities and high-yield.

●

In late November, high-yield bond prices seemed to have bottomed as the Fed took a more dovish stance and a temporary ceasefire in China trade talks was established. However, in December, the decline resumed and accelerated as the cumulative worries of global growth slowing, a hawkish Fed, trade disputes, and falling WTI compounded.

●	CCC-rated bonds outperformed higher-rated credits for a third consecutive year in 2018.

●	Primary market activity decreased significantly in 2018, with a volume of $185 billion, versus $322 billion in 2017.

●	The top-performing sectors in US high-yield were Healthcare, Telecom, and Retail.

Portfolio Commentary

The Fund’s investor class returned -1.61% and the institutional class returned -1.39% for the fiscal year ending December 31, 2018, versus the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.01% during this period.

After what was a complacent and listless 2017 for high-yield, our belief was that there remained significant value in the high yield markets given the favorable effects of tax reform on corporate fundamentals. Furthermore, this reform particularly benefited more leveraged businesses. Additionally, default rates remained very low and capital markets remained open. With these dynamics in mind, we added some lower-rated CCC credits to our portfolio at the onset of the year which we believed to be attractive from a relative-value standpoint.

After the first couple months of the year, it was clear that the 2017 era of complacency was over. As volatility picked up significantly in equities, high-yield, and interest rates, we deployed our tactical rotational trade with success in February and March. The fund performed strongly in the first half of the year, as investors came around to CCC bonds.

A central driver of volatility throughout the year remained interest rate speculation. As the strength of the US economy appeared in various macro data, commodities percolated, and inflation rose modestly, the certainty of near-term rate hikes increased. Investors in the post-2008 era know not to “fight the Fed” and so thus this steepening of expected rates incited a couple of market tantrums in 2018, in February and then in the fourth quarter. Amid this rate uncertainty, the Fund kept to its strategy of owning shorter duration, high coupon bonds with an emphasis on companies with tangible assets and high relative cash flows.

The fourth quarter of this year was a tough one. The Fund was tested as high-yield experienced its worst quarter in some time. We deployed our rotational trade a couple times as prices declined to try and capitalize on what we believed to be an overdone sell-off, but our timing was poor, and prices continued further downward. Due to the market sell-off in Q4 2018, especially with respect to high yield bonds, the Fund management made the tactical decision to hold a high cash balance in the Fund. Throughout the quarter we believed in the fundamentals underpinning credit markets and saw no major idiosyncratic issues in any of our credits. Looking ahead, we believe credit markets, and the portfolio, are back on track in 2019, and we will be particularly focused on mitigating volatility. We strive to manage a consistent portfolio from a long-run perspective and we will continue to invest with this objective in mind.

The top industry concentrations for the Fund were Industrials, Services, and Telecom. The Fund continues to avoid Oil, Commodity, Financials, and Real Estate sectors.

In an environment that can change on a dime, we believe portfolio construction that includes tactical investing, active hedging, and relative liquidity will be paramount. Keeping an “ear to the ground” will be as important as ever. The strategy of simply “owning the market” will not work. We believe passive investing will underperform a more active approach. The foundation of portfolio construction in uncertain times must be predicated on capital preservation and one which includes a wide set of investment tools. Delivering attractive risk adjusted returns will necessitate hedging, tactical re-allocation between asset classes, a laser focus on liquidity, and the flexibility to change investment direction quickly.

We thank you for your support and the confidence you have placed in the Shelton Tactical Credit Fund.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2018

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the Fund. The information, data, and analyses presented do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources. The estimates noted are as of a certain date and subject to change.

Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)*
Shelton Tactical Credit Fund	-1.39%	N/A	N/A	4.67%
Barclays US Aggregate Bond Index	0.01%	N/A	N/A	1.71%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception (Annualized)*
Shelton Tactical Credit Fund	-1.61%	N/A	N/A	4.40%
Barclays US Aggregate Bond Index	0.01%	N/A	N/A	1.71%

* Fund inception date is December 15, 2014.

Historical Performance and Manager’s Discussion (Unaudited)	December 31, 2018

Shelton International Select Equity Fund (Portfolio Manager: Andrew Manton)

Since 2009, the team has been investing together using rigorous, bottom-up, fundamental stock selection to deliver attractive risk-adjusted returns for our investors.

For the Shelton International Select Equity Fund (“the Fund”, sym: SISLX/SISEX) our investment philosophy is centered around the concept of the competitive corporate life cycle. Our framework establishes a level global playing field from which to assess a company’s ability to create value for shareholders. We recognize that companies evolve over time, and that the risks they face and the opportunities they capitalize on will differ at the various stages of their development. We directly measure this relationship between a company’s competitive opportunities and challenges, its economic performance, and its valuation in the equity market as it travels along the corporate life cycle. And, in doing so, we believe we have established a solid framework from which to generate more consistent excess returns for our investors over time.

Market Overview

For international equity investors, the twelve-month period ending December 31, 2018 was the worst year of this decade, with the benchmark MSCI All Country World Ex-US index returning -14.20%. Both politicians and central bankers contributed to the negativity, along with investor concern that the current global economic boom may be peaking.

Among the year’s biggest market moving news, US-China acrimony turned into a full-on trade war in 2018. President Donald Trump began the year by slapping tariffs on solar panels and washing machines, next steel and aluminum, and then $50 billion more of Chinese goods in March. China retaliated later in March with tariffs on US agriculture products, which resulted in another round of U.S. tariffs.

The tit-for-tat looked like it would subside on Dec. 1, when Presidents Trump and Xi agreed to a truce until March 1, 2019—which postponed Washington’s plan to tax $200 billion more of Chinese imports. But a few days later, Canadian authorities, at the request of the US, arrested the CFO of Huawei Technologies, the Chinese telecom giant at the eye of the intellectual-property storm that is rocking US-China relations. Both Chinese and US markets tumbled after that, as investors feared more trade hostilities would disrupt the global economy and specifically hit China as it groans under an increasingly heavy debt burden.

Across the Atlantic, Theresa May continued to fight in vain for a deal with the EU on how the UK will exit the EU—and to get her own party and Parliament to agree to that same deal. Though she survived a no-confidence motion in December, the British public and investors still have no confidence with what the “Brexit” will look like. Meanwhile, leadership in the European mainland’s three largest economies has begun weakening: Angela Merkel is stepping down from her party’s top spot in Germany, Emmanuel Macron is losing popularity in France and Italy’s two-party populist coalition is further bickering.

Amid this political uncertainty came monetary instability. By the fourth quarter, the European Central Bank became the latest major central bank to announce an end to their quantitative easing program – adding further pressure to a system that was already showing signs of economic strain. By the end of the year, central banks came under considerable political pressure to ease their hawkish stance and continue to supply plenty of liquidity to the banking systems.

As important, investors have also begun asking if earnings will start to fall or at least decelerate soon. Euro zone GDP in 2018 grew at its slowest pace since 2014, Japanese GDP ground to a halt in the third quarter of 2018 after 13 consecutive quarters of positive results, and there are signs the US economy is catching a cold as analysts continued to decrease earnings expectations for 2019.

No region was spared this pessimism, though it came at different times. For most of the year, China fears had emerging markets faring worse. Then, monetary tightening refocused the pessimism on developed markets, with both ending the year down 14-15%. Perhaps thanks to its still-easy monetary policy, Japan managed to be the least bad major market, followed by South America and Eastern Europe. On the other end of the spectrum, China fell more than 20%, and Turkey, with a currency in crisis and politics turning dangerously authoritarian, saw a 40% drop in US dollar terms in its main equity index.

In terms of sectors, only something as defensive as utilities withstood the volatility. Ending the year flat made it the best-performing sector. Healthcare, with its earnings visibility, was the next best. Then came energy, as crude oil rallied till early October—OPEC cut output, while the US got tough on Iran—but then gave up all of the year’s gains and then some, during the last quarter. The sectoral declines intensified with real estate, industrials and materials, linked to the macro cycle. And they worsened with technology and consumer discretionary (which includes consumer Internet), the two sectors that have been most buoyed by the past decade of cheap money and broader economic optimism.

Performance Review

The Fund returned -13.17% (Institutional class–no load), -13.41% (Investor class–no load) for the year ending December 31, 2018, outperforming the Fund’s benchmark, the MSCI ACWI ex US Index, which returned -14.20% during this period.

Shelton International Selection Equity Fund Top Contributors and Detractors:

Largest Contributors	Total Return (%)	Contribution (%)
Ambu	34.11	1.90
Wirecard.	36.00	1.46
CyberAgent, Inc.	17.12	0.21
ZOZO, Inc.	9.79	0.15
Thales SA	9.86	0.09

Largest Detractors	Total Return (%)	Contribution (%)
Tencent Holdings Ltd.	-34.26	-0.91
Komatsu	-38.72	-0.93
BNP Paribas SA Class A	-36.27	-1.02
ING Groep NV	-38.60	-1.06
Valeo SA	-59.72	-1.33

We are happy to report the portfolio outperformed across major regions such as Asia Pacific ex-Japan and the UK in 2018. The top country-specific

Historical Performance and Manager’s Discussion (Unaudited) (Continued)	December 31, 2018

contributors to outperformance were Germany, Denmark and South Korea, with tactical stock selection boosting performance in Germany and Denmark, and outperformance in South Korea assisted by an underweight allocation. The portfolio underperformed across major regions including Western Europe, China, Japan and Latin America. Lastly, the Fund contributed positively across North America, Eastern Europe and Middle East and Northern Africa (MENA).

Overall, the portfolio delivered sector-based outperformance across Healthcare, Technology, Consumer Staples, Communication Services and Real Estate. Outperformance in Healthcare was generated by superior stock selection, and was the largest positive contributor to returns. Relative gains in Technology, Consumer Staples, Communication Services and Real Estate also added to performance. Finally, Consumer Discretionary, Financials, Industrials, Materials and Energy detracted from the Fund’s performance. Underperformance in Industrials and Energy was the result of sector and stock-specific volatility during the U.S. and China trade talks and slumping crude oil prices during the Fourth Quarter.

As always, the Shelton International Select Equity strategy seeks to deliver its excess returns over time through superior stock selection. Amongst the top performers over the course of the year was Ambu. Based in Denmark, Ambu is the world’s leading provider of single use endoscopes with an addressable market of 90 million procedures in 2020 and limited competition. As healthcare governing bodies around the world continue to warn doctors about the increase in infections caused by contaminated, reusable endoscopes, Ambu is well-positioned to take market share from firms specializing in reusable scopes. Another top contributor was Wirecard, the German provider of internet-based and mobile payment and processing services. Wirecard has established itself as a leading player in European payment processing space among small firms, and has expanded its business in both developed and emerging markets. Given 85% of global payments are still made in physical cash, we expect that Wirecard should continue to see its client base grow as more payments become digitized. Lastly, Japanese media giant, CyberAgent, continued to engage new users within its television streaming and gaming segments. However, we became skeptical of the gaming segment’s ability to sustain new user growth without higher-than-expected capital investment towards new titles. Given CyberAgent’s shares’ rapid price appreciation and uncertainty regarding future performance in gaming, we decided that additional upside was limited and exited the position in the fourth quarter.

French auto-supplier Valeo underperformed the overall portfolio and detracted from performance as the sector was hit by Chinese tariffs and President Trump threatening similar duties on the EU. While declining auto sales in major markets and trade talks between the U.S. and China are temporary headwinds, Valeo’s focus on innovative technologies, along with its diligent management team, place the company in a strong position to benefit in an industry seeking more energy efficiency. Another significant detractor was Dutch bank ING Groep, which experienced weak trading revenues, margin pressure and cost efficiencies amidst challenging market conditions. Despite a difficult year, the bank remains on target to meet its capital buildup target, and is seeing positive momentum in loan growth and customer gains. Should cost discipline remain stable, ING Groep will be in position to achieve its 2020 financial targets. Lastly, French lender BNP Paribas lagged the market as it continued to combat weak performance in French and Italian retail, as well as disappointing fixed income and equity trading revenues.

We thank you for your investment in the Fund and for your continued support of our firm.

Historical Performance (Expressed in U.S. Dollars) (Unaudited)	December 31, 2018

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the Fund. The information, data, and analyses presented do not constitute investment advice; are provided solely for informational purposes; and, therefore are not an offer to buy or sell a particular security. The data and/or information noted are from what we believe to be reliable sources. The estimates noted are as of a certain date and subject to change.

Current performance may be lower or higher than the performance data cited. For more recent performance information, visit our website at www.sheltoncap.com. Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

INSTITUTIONAL SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton International Select Equity Fund	-13.17%	N/A	N/A	6.89%
MSCI ACWI Index (US)	-14.20%	N/A	N/A	4.58%

INVESTOR SHARES

Average Annual Total Returns
for years ended 12/31/18

Fund/ Benchmark	One Year	Five Year (Annualized)	Ten Year (Annualized)	Since Inception
Shelton International Select Equity Fund	-13.41%	N/A	N/A	6.64%
MSCI ACWI Index (US)	-14.20%	N/A	N/A	4.58%

The statements and opinions expressed in the Manager Discussion commentaries are those of the authors, are as of the date of this report, are subject to change, and may not reflect the authors’ current views. These commentaries contain certain forward-looking statements. We use words such as “expects”, “anticipates”, “believes”, “estimates”, “forecasts”, and similar expressions to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially and/or substantially from any future results, performance or achievements expressed or implied by those projected in the forward-looking statements for any reason. Past performance does not guarantee future results. There is no assurance that the investment process will consistently lead to successful investing. Asset allocation and diversification do not eliminate the risk of experiencing investment losses.

About Your Fund’s Expenses (Unaudited)	December 31, 2018

The Funds’ advisor, Shelton Capital Management (“Shelton Capital”), believes it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. Operating expenses, which are deducted from the Funds’ gross income, directly reduce the investment return of the Funds. The Funds’ expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the tables below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Funds do not charge any sales charges. There is a redemption fee of 2% for shares of the Greater China Fund purchased that are held for 90 days or less from the date of purchase.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional cost, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

About Your Fund’s Expenses (Unaudited) (Continued)	December 31, 2018

	Beginning Account Value July 1, 2018 (in U.S. Dollars)	Ending Account Value December 31, 2018 (in U.S. Dollars)	Expenses Paid During Period* (in U.S. Dollars)	Net Annual Expense Ratio
BDC Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 908	$ 6.07	1.26%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 6.42	1.26%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 925	$ 7.34	1.51%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 7.69	1.51%

Real Estate Income Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 943	$ 5.68	1.16%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 5.90	1.16%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 942	$ 6.90	1.41%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.17	1.41%

Tactical Credit Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 951	$ 7.03	1.43%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.27	1.43%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 948	$ 8.25	1.68%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,017	$ 8.54	1.68%

International Select Equity Fund
Institutional Shares
Based on Actual Fund Return	$ 1,000	$ 857	$ 5.48	1.17%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,019	$ 5.95	1.17%
Investor Shares
Based on Actual Fund Return	$ 1,000	$ 855	$ 6.45	1.38%
Based on Hypothetical 5% Return before expenses	$ 1,000	$ 1,018	$ 7.02	1.38%

*	Expenses are equal to the Fund’s expense ratio annualized.

Top Holdings and Sector Breakdowns (Unaudited)	December 31, 2018

Shelton BDC Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Ares Capital Corp	$1,890,649	19.8%
2	Solar Capital Ltd	1,384,923	14.5%
3	PennantPark Floating Rate Capital Ltd	798,330	8.4%
4	Apollo Investment Corp	764,782	8.0%
5	Hercules Capital BDC Inc	763,003	8.0%
6	TriplePoint Venture Growth BDC Corp	752,259	7.9%
7	BlackRock TCP Capital Corp	684,600	7.2%
8	TPG Specialty Lending Inc	616,869	6.5%
9	Oaktree Strategic Income Corp	513,538	5.4%
10	Goldman Sachs BDC Inc	435,238	4.6%

Shelton Real Estate Income Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	Blackstone Mortgage Trust Inc	$439,318	8.8%
2	American Tower Corp	359,091	7.2%
3	Alexandria Real Estate Equities Inc	350,330	7.1%
4	AvalonBay Communities Inc	345,141	6.9%
5	Sun Communities Inc	344,797	6.9%
6	Crown Castle International Corp	311,768	6.3%
7	Duke Realty Corp	283,605	5.7%
8	EPR Properties	244,979	4.9%
9	CyrusOne Inc	240,868	4.8%
10	CubeSmart	220,052	4.4%

Top Holdings and Sector Breakdowns (Unaudited) (Continued)	December 31, 2018

Shelton Tactical Credit Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	CSC Holdings LLC	$1,995,000	12.3%
2	Golden Nugget Inc	1,885,000	11.7%
3	Kinetic Concepts Inc / KCI USA Inc	1,605,000	9.9%
4	DJO Finance LLC / DJO Finance Corp	1,545,000	9.6%
5	Scientific Games International Inc	1,522,500	9.4%
6	Banff Merger Sub Inc	1,372,500	8.5%
7	Icahn Enterprises Finance Corp	1,237,500	7.7%
8	Icahn Enterprises Finance Corp	1,203,125	7.4%
9	BCD Acquisition Inc	1,027,500	6.4%
10	Jefferies Finance LLC	997,500	6.2%

Shelton International Select Equity Fund

Security		Market Value (in U.S. Dollars)	Percentage of Total Investment
1	AIA Group Ltd	$1,927,746	4.5%
2	Bangkok Bank PCL	1,759,754	4.1%
3	Taiwan Semiconductor Manufacturing Co Ltd	1,660,950	3.9%
4	Unilever NV	1,630,463	3.8%
5	Santen Pharmaceutical Co Ltd	1,548,199	3.6%
6	Nestle SA	1,547,065	3.6%
7	Givaudan SA	1,505,328	3.5%
8	KBC Group NV	1,411,208	3.3%
9	Intertek Group PLC	1,363,262	3.2%
10	ITOCHU Corp	1,361,345	3.2%

Shelton BDC Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2018

Security Description	Shares	Value
Common Stock (99.51%)

Financial (99.51%)
Diversified Financial Services (0.68%)
Newstar Financial Inc CVR(a)	100,410	$65,668

Investment Company (90.89%)
Apollo Investment Corp	61,676	764,782
Ares Capital Corp	121,351	1,890,649
BlackRock TCP Capital Corp	52,500	684,600
Goldman Sachs BDC Inc	23,680	435,238
Main Street Capital Corp	3,000	101,430
Medley Management Inc	65,000	250,900
New Mountain Finance Corp	26,800	337,144
Oaktree Strategic Income Corp	66,263	513,538
PennantPark Floating Rate Capital Ltd	69,000	798,330
PennantPark Investment Corp	31,000	197,470
Solar Capital Ltd	72,169	1,384,923
TPG Specialty Lending Inc	34,100	616,869
TriplePoint Venture Growth BDC Corp	69,078	752,259
		8,728,132

Venture Capital BDC (7.94%)
Hercules Capital BDC Inc	69,050	763,003

Total Common Stock (Cost $10,991,950)		9,556,803

Total Investments (Cost $10,991,950)(b) (99.51%)		$9,556,803
Other Net Assets (0.49%)		46,587
Net Assets (100.00%)		$9,603,390

(a)	Level 3 security fair valued under procedures established by the Board of Trustees, represents 0.68% of net assets. The total value of the fair value security is $65,668.

(b)	Aggregate cost for federal income tax purpose is $11,060,125

At December 31, 2018, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$26,222
Unrealized depreciation	(1,529,544)
Net unrealized depreciation	$(1,503,322)

See accompanying notes to financial statements.

Shelton Real Estate Income Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2018

Security Description	Shares	Value
Common Stock (91.58%)

Financial (91.58%)
REITS- Diversified (2.41%)
Liberty Property Trust	3,080	$128,990

REITS- Health Care (2.87%)
Healthcare Trust of America Inc	6,056	153,277

REIT- Hotel & Resort (5.86%)
Host Hotels & Resorts Inc	6,900	115,023
Sunstone Hotel Investors Inc	15,250	198,403
		313,426

REIT- Industrial (6.86%)
Duke Realty Corp	10,950	283,605
Rexford Industrial Realty Inc	2,820	83,105
		366,710

REIT-Mortgage (14.57%)
Apollo Commercial Real Estate Finance Inc	13,107	218,363
Blackstone Mortgage Trust Inc	13,789	439,319
Starwood Property Trust Inc	6,156	121,335
		779,017

REIT-Office (6.55%)
Alexandria Real Estate Equities Inc	3,040	350,330

REIT-Residential (17.02%)
American Homes 4 Rent	2,178	43,233
AvalonBay Communities Inc	1,983	345,141
Equity Residential	1,340	88,453
Essex Property Trust Inc	360	88,276
Sun Communities Inc	3,390	344,797
		909,900

REIT-Retail (6.51%)
Retail Value Inc	290	7,421
Simon Property Group Inc	1,065	178,909
SITE Centers Corp	2,904	32,147
Tanger Factory Outlet Centers Inc	6,400	129,408
		347,885

REIT-Specialized (28.92%)
American Tower Corp	2,270	359,091
Crown Castle International Corp	2,870	311,768
CubeSmart	7,670	220,052
CyrusOne Inc	4,555	240,868
EPR Properties	3,826	244,979
Equinix Inc	480	169,229
		1,545,987

Total Common Stock (Cost $4,851,870)		4,895,522

Preferred Stock (1.37%)

Financial (1.37%)
REIT-Retail (1.37%)
Cedar Realty Trust Inc 7.250% (cost $72,889)	3,171	73,472

Total Investments (Cost $4,924,759)(a) (92.95%)		$4,968,994
Other Net Assets (7.05%)		376,625
Net Assets (100.00%)		$5,345,619

(a)	Aggregate cost for federal income tax purpose is $4,930,262

At December 31, 2018, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$323,394
Unrealized depreciation	(284,662)
Net unrealized appreciation	$38,732

See accompanying notes to financial statements.

Shelton Tactical Credit Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2018

Security Description	Par Value	Rate	Maturity	Value
Corporate Debt (41.08%)

Communications (5.69%)
CSC Holdings LLC (144A)	$2,000,000	7.500%	04/01/2028	$1,995,000
CenturyLink Inc	250,000	7.500%	04/01/2024	241,250

Total Communications				2,236,250

Consumer, Cyclical (11.27%)
BCD Acquisition Inc (144A)	1,000,000	9.625%	09/15/2023	1,027,500
Golden Nugget Inc (144A)	2,000,000	6.750%	10/15/2024	1,885,000
Scientific Games International Inc	1,500,000	10.000%	12/01/2022	1,522,500

Total Consumer, Cyclical				4,435,000

Consumer, Non-Cyclical (10.13%)
DJO Finance LLC / DJO Finance Corp (144A)	1,500,000	8.125%	06/15/2021	1,545,000
Herc Rentals Inc (144A)	803,000	7.500%	06/01/2022	833,113
Kinetic Concepts Inc / KCI USA Inc (144A)	1,500,000	12.500%	11/01/2021	1,605,000

Total Consumer, Non-Cyclical				3,983,113

Financial (10.50%)
Icahn Enterprises Finance Corp	1,250,000	6.375%	12/15/2025	1,203,125
Icahn Enterprises Finance Corp	1,250,000	6.750%	02/01/2024	1,237,500
JFIN Co-Issuer Corp (144A)	750,000	7.250%	08/15/2024	693,750
JFIN Co-Issuer Corp (144A)	1,000,000	7.500%	04/15/2021	997,500

Total Financial				4,131,875

Technology (3.49%)
Banff Merger Sub Inc (144A)	1,500,000	9.750%	09/01/2026	1,372,500

Total Corporate Debt (Cost $16,448,575)				16,158,738

Total Investments (Cost $16,448,575)(a) (41.08%)				$16,158,738
Other Net Assets (58.92%)				23,173,878
Net Assets (100.00%)				$39,332,616

(a)	Aggregate cost for federal income tax purpose is $17,517,835

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2018 is $11,954,363, which represents 30.4% of net assets.

At December 31, 2018, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$165,405
Unrealized depreciation	(1,524,502)
Net unrealized depreciation	$(1,359,097)

See accompanying notes to financial statements.

Shelton International Select Equity Fund Portfolio of Investments (Expressed in U.S. Dollars) December 31, 2018

Security Description	Shares	Value
Common Stock (90.92%)

Belgium (2.98%)
KBC Group NV	21,780	$1,411,208

China (4.21%)
Alibaba Group Holding Ltd*	6,905	946,468
Ping An Insurance Group Co of China Ltd	118,200	1,043,960

Total China		1,990,428

Colombia (2.15%)
Bancolombia SA	26,750	1,019,175

Denmark (2.71%)
Ambu A/S	53,400	1,281,021

France (13.80%)
BNP Paribas SA	22,778	1,027,877
L’Oreal SA	5,529	1,271,680
Safran SA	8,000	963,904
Thales SA	11,030	1,286,113
TOTAL SA	14,212	750,261
Valeo SA	42,200	1,230,627

Total France		6,530,462

Germany (9.57%)
adidas AG	6,345	1,323,000
Beiersdorf AG	12,150	1,266,147
MTU Aero Engines AG	5,900	1,068,343
Wirecard AG	5,740	871,392

Total Germany		4,528,882

Great Britain (10.95%)
Intertek Group PLC	22,300	1,363,262
Rio Tinto PLC	20,580	997,718
Royal Dutch Shell PLC	40,447	1,188,670
Unilever NV	30,306	1,630,463

Total Great Britain		5,180,113

Hong Kong (4.07%)
AIA Group Ltd	232,200	1,927,746

Indonesia (2.84%)
Bank Rakyat Indonesia Persero Tbk PT	5,292,750	1,343,431

Ireland (1.92%)
CRH PLC	34,426	909,080

Japan (11.15%)
Daikin Industries Ltd	7,400	788,798
ITOCHU Corp	80,000	1,361,345
Komatsu Ltd	39,500	851,636
Santen Pharmaceutical Co Ltd	107,100	1,548,199
Yaskawa Electric Corp	29,500	725,434

Total Japan		5,275,412

Netherlands (4.88%)
ASML Holding NV	8,100	1,260,522
ING Groep NV	97,332	1,047,005

Total Netherlands		2,307,527

Norway (1.38%)
Aker BP ASA	25,900	652,050

Singapore (2.77%)
DBS Group Holdings Ltd	75,450	1,311,380

Switzerland (8.33%)
dormakaba Holding AG	1,481	890,884
Givaudan SA	652	1,505,328
Nestle SA	19,109	1,547,065

Total Switzerland		3,943,277

Taiwan (3.51%)
Taiwan Semiconductor Manufacturing Co Ltd	45,000	1,660,950

Thailand (3.72%)
Bangkok Bank PCL	276,800	1,759,753

Total Common Stock (Cost $41,744,782)		43,031,895

Total Investments (Cost $41,744,782)(a) (90.92%)		$43,031,895
Other Net Assets (9.08%)		4,296,183
Net Assets (100.00%)		$47,328,078

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $41,817,929

At December 31, 2018, unrealized appreciation/(depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$4,566,556
Unrealized depreciation	(3,358,827)
Net unrealized appreciation	$1,207,729

See accompanying notes to financial statements.

Statements of Assets and Liabilities December 31, 2018

	Shelton BDC Income Fund	Shelton Real Estate Income Fund	Shelton Tactical Credit Fund	Shelton International Select Equity Fund
Assets
Investments in securities
Cost of investments	$10,991,950	$4,924,759	$16,448,575	$41,744,782
Market value of investments (Note 1)	9,556,803	4,968,994	16,158,738	43,031,895
Cash	94,584	392,592	23,177,752	4,038,967
Interest receivable	—	—	283,247	—
Dividend receivable	94,018	49,618	1,373	13,781
Reclaim Receivable	—	1,147	—	283,112
Receivable from investment advisor	10,669	16,615	10,515	10,658
Receivable for fund shares sold	4,246	102	—	84,334
Prepaid expenses	6,647	2,780	752	4,473
Total assets	$9,766,967	$5,431,848	$39,632,377	$47,467,220

Liabilities
Payables and other liabilites
Payable for fund shares repurchased	3,499	67,229	200,376	39,455
Payable to investment advisor	7,993	4,827	43,454	30,173
Distributions payable	134,831	—	9,417	—
Accrued 12b-1 fees	1,155	381	8,367	3,600
Accrued Administration fees	781	426	3,709	4,077
Accrued Audit fees	9,315	7,771	23,033	24,896
Accrued CCO fees	453	139	825	1,363
Accrued Custody fees	652	908	267	1,131
Accrued Expenses	185	367	1,825	716
Accrued Fund Accounting Fees	1,568	1,739	2,667	3,492
Accrued Printing fees	1,437	1,147	3,734	3,481
Accrued Reorganization Expense	—	—	—	24,225
Accrued Shareholder Servicing fees	—	—	—	252
Accrued Transfer Agent fees	1,204	812	1,638	1,812
Accrued Trustee fees	504	483	449	469
Total liabilities	163,577	86,229	299,761	139,142

Net assets	$9,603,390	$5,345,619	$39,332,616	$47,328,078

Net assets at December 31, 2018 consist of
Paid-in capital	14,633,295	7,011,438	43,741,424	100,561,548
Distributable earnings/(loss)	(5,029,905)	(1,665,819)	(4,408,808)	(53,233,470)
Total net assets	$9,603,390	$5,345,619	$39,332,616	$47,328,078

Net assets
Institutional Shares	$1,173,292	$6,001	$18,670,519	$41,424,121
Investor Shares	$8,430,098	$5,339,618	$20,662,097	$$5,903,957

Shares outstanding
Institutional Shares (no par value, unlimited shares authorized)	151,428	777	1,926,480	2,257,718
Investor Shares (no par value, unlimited shares authorized)	1,076,241	674,294	2,133,983	322,859

Net asset value per share
Institutional Shares	$7.75	$7.72	$9.69	$18.35
Investor Shares	$7.83	$7.92	$9.68	$18.29

See accompanying notes to financial statements.

Statements of Operations For the Year Ended December 31, 2018

	Shelton BDC Income Fund	Shelton Real Estate Income Fund	Shelton Tactical Credit Fund	Shelton International Select Equity Fund
Investment income
Interest income	$2,563	$6,757	$2,400,766	$93
Dividend income (net of foreign tax witheld: $—, $1,700, $—, and $133,581 respectively)	1,159,167	295,809	45,189	1,005,477
Other Income	—	—	43	—
Total	1,161,730	302,566	2,445,998	1,005,570

Expenses
Management fees (Note 2)	113,856	57,923	427,466	359,036
Administration fees (Note 2)	11,037	6,733	36,551	48,518
Transfer agent fees	11,082	7,472	4,462	8,548
Accounting services	21,200	17,399	29,378	41,435
Custodian fees	1,490	535	5,545	29,996
Legal Fees	4,495	8,126	2,361	20,149
Adudit Fees	20,452	14,705	24,858	18,707
CCO fees (Note 2)	1,598	1,009	5,173	7,317
Trustees fees	5,092	4,406	4,817	4,336
Insurance	805	548	255	3,569
Printing	10,526	5,568	10,648	17,354
Reorganization	—	—	—	78,250
Registration and dues	24,018	22,039	49,537	19,999
12b-1 fees Investor Shares (Note 2)	27,717	17,787	43,343	11,388
Total expenses	253,368	164,250	644,394	668,602
Less reimbursement from manager (Note 2)	(66,114)	(62,318)	(76,454)	(91,289)
Net expenses	187,254	101,932	567,940	577,313
Net investment income	974,476	200,634	1,878,058	428,257

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	(476,503)	(278,382)	(2,247,740)	6,151,978
Change in unrealized appreciation (depreciation) of investments	(1,014,830)	(455,237)	(1,058,462)	(13,778,371)
Net realized and unrealized gain (loss) on investments	(1,491,333)	(733,619)	(3,306,202)	(7,626,393)

Net increase (decrease) in net assets resulting from operations	$(516,857)	$(532,985)	$(1,428,144)	$(7,198,136)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Shelton BDC Income Fund		Shelton Real Estate Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income/(loss)	$974,476	$901,875	$200,634	$421,013
Net realized gain/(loss) on investments and foreign currency transactions	(476,503)	1,082,001	(278,382)	86,842
Change in unrealized appreciation/(depreciation) of investments	(1,014,830)	(1,501,151)	(455,237)	(44,486)
Net increase/(decrease) in net assets resulting from operations	(516,857)	482,725	(532,985)	463,369

Distributions to shareholders
Distributions(a)
Institutional Shares	(134,151)	—	(2,956)	—
Investor Shares	(903,402)	—	(201,492)	—
Distributions from net investment income
Institutional Shares	—	(81,809)	—	(12,436)
Investor Shares	—	(823,864)	—	(378,226)
Distributions from return of capital
Institutional Shares	—	—	(1,677)	—
Investor Shares	—	—	(110,383)	—
Total Distributions	(1,037,553)	(905,673)	(316,508)	(390,662)

Capital share transactions
Increase (decrease) in net assets resulting from capital share transactions	(3,937,860)	1,484,333	(3,852,015)	(5,831,563)
Total increase (decrease)	(5,492,270)	1,061,385	(4,701,508)	(5,758,856)

Net assets
Beginning of year	15,095,660	14,034,275	10,047,127	15,805,983
End of year(b)	$9,603,390	$15,095,660	$5,345,619	$10,047,127

(a)	The SEC eliminated the requirement to disclose components of distributuons paid to shareholders effective November 5, 2018.
(b)

End of year net assets includes accumulated undistributed net investment income/(loss) of $61,253 and losses of ($13,036) for the year ended December 31, 2017 for Shelton BDC Income Fund and Shelton Real Estate Income Fund, respectively. The SEC eliminated the requirements to disclose undistributed net investment income effective November 5, 2018.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton Tactical Credit Fund
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)	Year Ended April 30, 2017(b)
Operations
Net investment income/(loss)	$1,878,058	$1,067,722	$2,000,787
Net realized gain/(loss) on investments and foreign currency transactions	(2,247,740)	37,752	105,714
Net realized gain/(loss) on written options contracts	—	—	119,872
Net realized gain/(loss) from short sale transactions	—	—	(4,002)
Total net realized gain/(loss)	(2,247,740)	37,752	221,584

Change in unrealized appreciation/(depreciation) of investments	(1,058,462)	(637,943)	364,538
Net change in unrealized appreciation/(depreciation) of written options	—	—	(15,735)
Total net change in unrealized appreciation/(depreciation) of investments	(1,058,462)	(637,943)	348,803
Net increase/(decrease) in net assets resulting from operations	(1,428,144)	467,531	2,571,174

Distributions to shareholders
Distributions(c)
Institutional Shares	(1,023,254)	—	—
Investor Shares	(861,326)	—	—
Distributions From net investment income
Institutional Shares	—	(748,463)	(1,135,785)
Investor Shares	—	(475,435)	(1,028,152)
Class C Shares	—	—	(99,729)
Total Distributions	(1,884,580)	(1,223,898)	(2,263,666)

Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	16,942,621	(9,262,057)	5,945,473
Total increase/(decrease)	13,629,897	(10,018,424)	6,252,981

Net assets
Beginning of year	25,702,719	35,721,143	29,468,162
End of year(d)	$39,332,616	$25,702,719	$35,721,143

(a)	For the eight month period ending December 31, 2017.
(b)

Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into investor shares. See Note 5.

(c)	The SEC eliminated the requirement to disclose components of distributuons paid to shareholders effective November 5, 2018.
(d)

End of year net assets includes accumulated undistributed net investment income of $12,572 and $168,748 for the period ended December 31, 2017 and for the year ended April 30, 2017, respectively. The SEC eliminated the requirements to disclose undistributed net investment income effective November 5, 2018.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Shelton International Select Equity Fund
	Year Ended December 31, 2018	Period Ended December 31, 2017(a)(b)	Year Ended April 30, 2017(b)
Operations
Net investment income/(loss)	$428,257	$220,091	$582,141
Net realized gain/(loss) on investments and foreign currency transactions	6,151,978	3,419,712	1,816,087
Change in unrealized appreciation/(depreciation) of investments	(13,778,371)	4,873,836	3,499,770
Net increase/(decrease) in net assets resulting from operations	(7,198,136)	8,513,639	5,897,998

Distributions to shareholders
Distributions(c)
Institutional Shares (Advisor Class I Shares)	(412,083)	—	—
Investor Shares (Class A Shares)	(27,801)	—	—
Distributions from net investment income
Institutional Shares (Advisor Class I Shares)	—	(808,165)	(505,743)
Investor Shares (Class A Shares)	—	(72,892)	(52,217)
Distributions from return of capital
Institutional shares	—	(23,185)	—
Investor shares (Class A Shares)	—	(2,091)	—
Total Distributions	(439,884)	(906,333)	(557,960)

Capital share transactions
Increase/(Decrease) in net assets resulting from capital share transactions	8,357,579	(4,223,528)	(14,737,108)
Total increase/(decrease)	719,559	3,383,778	(9,397,070)

Net assets
Beginning of year	46,608,519	43,224,741	52,621,811
End of year(d)	$47,328,078	$46,608,519	$43,224,741

(a)	For the eight month period ending December 31, 2017.
(b)	Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. See Note 5.
(c)	The SEC eliminated the requirement to disclose components of distributuons paid to shareholders effective November 5, 2018.
(d)

End of year net assets includes accumulated undistributed net investment income/(loss) of ($1,273) and $672,089 for the period ended December 31, 2017 and for the year ended April 30, 2017, respectively. The SEC eliminated the requirements to disclose undistributed net investment income effective November 5, 2018.

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

Shelton BDC Income Fund	Institutional Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Shares sold	80,073	$712,971	163,416	$1,540,708
Shares issued in reinvestment of distributions	2,576	22,205	1,926	17,810
Shares repurchased	(111,651)	(941,893)	(31,072)	(289,683)
Net increase (decrease)	(29,002)	$(206,717)	134,270	$1,268,835

	Investor Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Shares sold	167,319	$1,500,230	518,679	$4,933,025
Shares issued in reinvestment of distributions	50,375	428,838	46,680	437,007
Shares repurchased	(638,068)	(5,660,211)	(546,388)	(5,154,534)
Net increase (decrease)	(420,374)	$(3,731,143)	18,971	$215,498

Shelton Real Estate Income Fund	Institutional Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Shares sold	13,242	$111,869	14,323	$126,012
Shares issued in reinvestment of distributions	561	4,633	1,420	12,436
Shares repurchased	(28,224)	(236,833)	(103,476)	(927,519)
Net increase (decrease)	(14,421)	$(120,331)	(87,733)	$(789,071)

	Investor Shares
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Shares sold	8,216	$68,996	122,004	$1,084,989
Shares issued in reinvestment of distributions	30,212	256,117	36,235	320,416
Shares repurchased	(480,772)	(4,056,797)	(724,943)	(6,447,897)
Net increase (decrease)	(442,344)	$(3,731,684)	(566,704)	$(5,042,492)

Shelton Tactical Credit Fund	Institutional Shares(a)
	Year Ended December 31, 2018		Period Ended December 31, 2017(b)		Year Ended April 30, 2017
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,196,154	$12,563,633	422,690	$4,457,159	1,168,883	$12,347,311
Shares issued in reinvestment of distributions	97,468	996,413	69,814	727,118	103,675	1,081,813
Shares repurchased	(1,032,946)	(10,654,684)	(673,568)	(7,116,851)	(969,322)	(10,181,672)
Net increase (decrease)	260,676	$2,905,362	(181,064)	$(1,932,574)	303,236	$3,247,452

See accompanying notes to financial statements.

Statements of Changes in Net Assets (Continued)

	Investor Shares(a)
	Year Ended December 31, 2018		Period Ended December 31, 2017(b)		Year Ended April 30, 2017
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,116,973	$22,181,644	237,943	$2,492,290	1,728,782	$18,230,300
Shares issued in reinvestment of distributions	84,684	861,241	45,543	473,115	94,055	981,885
Shares repurchased	(886,689)	(9,005,626)	(985,625)	(10,294,888)	(1,389,678)	(14,563,404)
Net increase (decrease)	1,314,968	$14,037,259	(702,139)	$(7,329,483)	433,159	$4,648,781

	Class C Shares(a)
	Period May 1, 2016 to March 17, 2017
	Shares	Value
Shares sold	31,312	$333,349
Shares issued in reinvestment of distributions	9,626	99,729
Shares repurchased	(226,582)	(2,383,838)
Net increase (decrease)	(185,644)	$(1,950,760)

Shelton International Select Equity Fund	Institutional Shares(c)
	Year Ended December 31, 2018		Period Ended December 31, 2017(b)		Year Ended April 30, 2017
	Shares	Value	Shares	Value	Shares	Value
Shares sold	404,517	$8,389,760	131,505	$2,520,264	340,283	$5,634,219
Shares issued in connection with merger of European Growth and Income Fund (Note 5)	255,732	5,433,116	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions	18,763	399,273	40,564	807,223	28,733	468,912
Shares repurchased	(428,116)	(8,947,676)	(313,889)	(6,169,368)	(995,347)	(16,147,861)
Net increase (decrease)	250,896	$5,274,473	(141,820)	$(2,841,881)	(626,331)	$(10,044,730)

	Investor Shares(c)
	Year Ended December 31, 2018		Period Ended December 31, 2017(b)		Year Ended April 30, 2017
	Shares	Value	Shares	Value	Shares	Value
Shares sold	29,894	$603,645	2,971	$60,349	3,796	$61,537
Shares issued in connection with merger of European Growth and Income Fund (Note 5)	180,163	3,818,373	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions	1,022	21,696	3,118	61,964	2,648	43,243
Shares repurchased	(65,942)	(1,360,608)	(77,447)	(1,503,960)	(292,063)	(4,797,158)
Net increase (decrease)	145,137	$3,083,106	(71,358)	$(1,381,647)	(285,619)	$(4,692,378)

(a)

Effective after the close of business on March 17, 2017, Class I Shares and Class A Shares were renamed to Institutional Shares and Investor Shares, respectively. Class C Shares merged into investor shares. See Note 5.

(b)	For the eight month period ending December 31, 2017.
(c)	Following the reorganization on July 28, 2017, Class A Shares and Class I Shares were renamed Investor Shares and Institutional Shares, respectively. See note 5.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period

Shelton BDC Income Fund	Institutional Shares				Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)		Period Ended March 31, 2015(c)(d)
Net asset value, beginning of year	$8.92	$9.11	$8.40		$9.65		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.71	0.59	0.44		0.80		1.55
Net gain/(loss) on securities (both realized and unrealized)	(1.10)	(0.22)	0.72		(1.36)		(1.40)
Total from investment operations	(0.39)	0.37	1.16		(0.56)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.78)	(0.56)	(0.45)		(0.69)		(0.50)
Distributions from capital gains	—	—	—		—		—
Total distributions	(0.78)	(0.56)	(0.45)		(0.69)		(0.50)
Net asset value, end of year	$7.75	$8.92	$9.11		$8.40		$9.65

Total return	(4.80)%	3.94%	14.07	%(j)	(5.76	)%(f)	1.59	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,173	$1,610	$420		$443		$106
Ratio of expenses to average net assets:(g)
Before expense reimbursements	1.78%	1.78%	2.53	%(h)	2.47%		10.23	%(h)
After expense reimbursements	1.26%	1.25%	1.24	%(h)	1.25%		1.25	%(h)
Ratio of net investment income/(loss) to average net assets(i)					9.30%		17.58	%(h)
Before expense reimbursements	7.56%	5.82%	5.26	%(h)
After expense reimbursements	8.08%	6.34%	6.55	%(h)
Portfolio turnover	30%	118%	38	%(j)	166%		33	%(j)

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.
(e)	Calculated based upon average shares outstanding.
(f)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(g)	Does not include expenses of investment companies in which the Fund invests.
(h)	Annualized
(i)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(j)	Not annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton BDC Income Fund	Investor Shares				Formerly AR Capital BDC Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(a)(b)		Year Ended March 31, 2016(c)		Period Ended March 31, 2015(c)(d)
Net asset value, beginning of year	$9.01	$9.21	$8.51		$9.66		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.68	0.54	0.44		0.70		0.77
Net gain/(loss) on securities (both realized and unrealized)	(1.11)	(0.19)	0.71		(1.17)		(0.62)
Total from investment operations	(0.43)	0.35	1.15		(0.47)		0.15
LESS DISTRIBUTIONS
Dividends from net investment income	(0.75)	(0.55)	(0.45)		(0.68)		(0.49)
Distributions from capital gains	—	—	—		—		—
Total distributions	(0.75)	(0.55)	(0.45)		(0.68)		(0.49)
Net asset value, end of year	$7.83	$9.01	$9.21		$8.51		$9.66

Total return	(5.13)%	3.73%	13.74	%(j)	(4.83	)%(f)	1.56	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$8,430	$13,486	$13,614		$12,853		$11,658
Ratio of expenses to average net assets:(g)
Before expense reimbursements	2.03%	2.04%	2.82	%(h)	2.66%		7.61	%(h)
After expense reimbursements	1.51%	1.50%	1.50	%(h)	1.45%		1.50	%(h)
Ratio of net investment income/(loss) to average net assets(i)					7.89%		8.94	%(h)
Before expense reimbursements	7.13%	5.21%	5.16	%(h)
After expense reimbursements	7.65%	5.73%	6.48	%(h)
Portfolio turnover	30%	118%	38	%(j)	166%		33	%(j)

(a)	For the nine months ended December 31, 2016.
(b)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton BDC Income Fund is April 22, 2014; the commencement of operations and start of performance for Institutional Class and Investor Class is May 2, 2014.
(e)	Calculated based upon average shares outstanding.
(f)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(g)	Does not include expenses of investment companies in which the Fund invests.
(h)	Annualized
(i)	Recognition of net investment income by the Fund is affected by the timing in which the Fund invests. The ratio does not include the net income of the investment companies in which the Fund invests.
(j)	Not annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Institutional Shares(a)				Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(b)		Year Ended March 31, 2016(c)		Year Ended March 31, 2015(c)		Period Ended March 31, 2014(c)(d)
Net asset value, beginning of year	$8.64	$8.82	$10.65		$11.40		$10.22		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.19	0.28	0.23		0.26		0.27		0.25
Net gain/(loss) on securities (both realized and unrealized)	(0.72)	0.07	0.07		0.02	(f)	1.58		0.23	(f)
Total from investment operations	(0.53)	0.35	0.30		0.28		1.85		0.48
LESS DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.53)	(0.38)		(0.48)		(0.60)		(0.18)
Distributions from return of capital	(0.14)	—	(0.18)		—		—		—
Distributions from capital gains	(0.02)	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.39)	(0.53)	(2.13)		(1.03)		(0.67)		(0.26)
Net asset value, end of year	$7.72	$8.64	$8.82		$10.65		$11.40		$10.22

Total return	(6.38)%	3.98%	3.15	%(i)	2.90	%(g)	18.71	%(g)	5.01	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$6	$131	$908		$703		$15,295		$17,533
Ratio of expenses to average net assets:
Before expense reimbursements	2.02%	2.10%	2.49	%(h)	2.01%		2.21%		3.97	%(h)
After expense reimbursements	1.16%	1.17%	1.14	%(h)	1.15%		1.15%		1.15	%(h)
Ratio of net investment income/(loss) to average net assets					2.40%		2.54%		3.09	%(h)
Before expense reimbursements	1.61%	2.20%	1.61	%(h)
After expense reimbursements	2.26%	3.13%	1.34	%(h)
Portfolio turnover	38%	41%	137	%(i)	99%		104%		86	%(i)

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(b)	For the nine months ended December 31, 2016.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.
(e)	Calculated based upon average shares outstanding.
(f)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(h)	Annualized
(i)	Not annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Real Estate Income Fund	Investor Shares(a)				Formerly AR Capital Real Estate Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016(b)		Year Ended March 31, 2016(c)		Year Ended March 31, 2015(c)		Period Ended March 31, 2014(c)(d)
Net asset value, beginning of year	$8.88	$8.85	$10.66		$11.40		$10.21		$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.23	0.31	0.21		0.30		0.26		0.28
Net gain/(loss) on securities (both realized and unrealized)	(0.79)	0.01	0.07		(0.03)		1.57		0.18	(f)
Total from investment operations	(0.56)	0.32	0.28		0.27		1.83		0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.29)	(0.35)		(0.46)		(0.57)		(0.17)
Distributions from return of capital	(0.14)	—	(0.17)		—		—		—
Distributions from capital gains	(0.02)	—	(1.57)		(0.55)		(0.07)		(0.08)
Total distributions	(0.40)	(0.29)	(2.09)		(1.01)		(0.64)		(0.25)
Net asset value, end of year	$7.92	$8.88	$8.85		$10.66		$11.40		$10.21

Total return	(6.55)%	3.72%	3.02	%(i)	2.79	%(g)	18.47	%(g)	4.83	%(g)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,340	$9,916	$14,898		$11,396		$20,677		$14,362
Ratio of expenses to average net assets:
Before expense reimbursements	2.27%	2.35%	2.72	%(h)	2.22%		2.46%		4.22	%(h)
After expense reimbursements	1.41%	1.42%	1.39	%(h)	1.36%		1.40%		1.40	%(h)
Ratio of net investment income/(loss) to average net assets					2.75%		2.41%		3.47	%(h)
Before expense reimbursements	1.92%	2.53%	1.41	%(h)
After expense reimbursements	2.78%	3.46%	2.74	%(h)
Portfolio turnover	38%	41%	137	%(i)	99%		104%		86	%(i)

(a)	Following the acquisition on November 4, 2016, advisor class and class A were renamed Institutional and Investor Class.
(b)	For the nine months ended December 31, 2016.
(c)	Audited by other independent registered public accounting firm.
(d)	The inception date of Shelton Real Estate Income Fund is June 4, 2013; the commencement of operations and start of performance is June 7, 2013.
(e)	Calculated based upon average shares outstanding.
(f)

Net realized and unrealized gain on investments per share does not correlate within the financial highlights for the periods ended March 31, 2016 and March 31, 2014, due to the timing of shareholder subscriptions and redemptions.

(g)

Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower. Returns are not annualized.

(h)	Annualized
(i)	Not annualized

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Tactical Credit Fund Institutional Shares(a)	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017	Year Ended April 30, 2016(c)	Period Ended April 30, 2015(c)(d)
Net asset value, beginning of year	$10.36	$10.62	$10.46	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.55	0.39	0.67	0.56	0.12
Net gain/(loss) on securities (both realized and unrealized)	(0.68)	(0.20)	0.27	(0.08)	0.34
Total from investment operations	(0.13)	0.19	0.94	0.48	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.54)	(0.45)	(0.78)	(0.37)	(0.08)
Distributions from capital gains	—	—	—	(0.03)	—
Total distributions	(0.54)	(0.45)	(0.78)	(0.40)	(0.08)
Net asset value, end of year	$9.69	$10.36	$10.62	$10.46	$10.38

Total return	(1.39)%	1.79%	9.35%	4.78%	4.60%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$18,671	$17,256	$19,609	$16,139	$4,448
Ratio of expenses to average net assets:
Before expense reimbursements	1.64%	1.67%	2.34%	2.66%	6.35%
After expense reimbursements	1.43%	1.42%	1.39%	1.61%	1.42%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	5.10%	5.27%	5.42%
After expense reimbursements	5.31%	5.51%	6.37%	5.54%	3.22%
Portfolio turnover	518%	239%	246%	695%	532%

Shelton Tactical Credit Fund Investor Shares(a)	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017	Year Ended April 30, 2016(c)	Period Ended April 30, 2015(c)(d)
Net asset value, beginning of year	$10.31	$10.59	$10.47	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(e)	0.51	0.38	0.63	0.55	0.11
Net gain/(loss) on securities (both realized and unrealized)	(0.66)	(0.22)	0.26	(0.08)	0.35
Total from investment operations	(0.15)	0.16	0.89	0.47	0.46
LESS DISTRIBUTIONS
Dividends from net investment income	(0.48)	(0.44)	(0.77)	(0.35)	(0.08)
Distributions from capital gains	—	—	—	(0.03)	—
Total distributions	(0.48)	(0.44)	(0.77)	(0.38)	(0.08)
Net asset value, end of year	$9.68	$10.31	$10.59	$10.47	$10.38

Total return	(1.61)%	1.58%	8.84%	4.66%	4.57%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$20,662	$8,447	$16,112	$11,392	$126
Ratio of expenses to average net assets:
Before expense reimbursements	1.89%	1.91%	2.61%	2.91%	6.60%
After expense reimbursements	1.68%	1.67%	1.65%	1.86%	1.68%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	4.73%	5.10%	4.99%
After expense reimbursements	4.94%	5.34%	5.96%	5.29%	2.97%
Portfolio turnover	518%	239%	246%	695%	532%

(a)	As of March 17, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively (Note 5).
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Fund commenced operations December 16, 2014.
(e)	Calculated based upon average shares outstanding.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Institutional Shares(a)	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)		Year Ended April 30, 2014(c)
Net asset value, beginning of year	$21.34	$18.03	$15.90		$21.20		$23.53		$20.59
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.19	0.10	0.22		0.25		0.24		0.20
Net gain/(loss) on securities (both realized and unrealized)	(2.97)	3.61	2.13		(5.01)		(2.36)		2.92
Total from investment operations	(2.78)	3.71	2.35		(4.76)		(2.12)		3.12
LESS DISTRIBUTIONS
Dividends from net investment income	(0.21)	(0.39)	(0.22)		(0.54)		(0.21)		(0.15)
Distributions from return of capital	—	(0.01)	—		—		—		—
Distributions from capital gains	—	—	—		—		—		(0.03)
Total distributions	(0.21)	0.40	(0.22)		(0.54)		(0.21)		(0.18)
Redemption Fees	—	—	—		—		—	(e)	—	(e)
Net asset value, end of year	$18.35	$21.34	$18.03		$15.90		$21.20		$23.53

Total return	(13.17)%	20.74%	14.89	%(f)	(22.36	)%(f)	(8.94	)%(f)	15.18	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$41,424	$42,824	$38,737		$44,133		$369,610		$347,791
Ratio of expenses to average net assets:
Before expense reimbursements	1.36%	1.32%	1.76	%(g)	1.28	%(g)	1.20	%(g)	1.20	%(g)
After expense reimbursements	1.17%	0.99%	0.99%		1.23%		1.20%		1.24%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.73%	0.41%
After expense reimbursements	0.92%	0.74%	1.32%		1.36%		1.11%		0.92%
Portfolio turnover	65%	24%	41%		40%		8%		6%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively (Note 5).
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton International Select Equity Fund Investor Shares(a)	Year Ended December 31, 2018	Period Ended December 31, 2017(b)	Year Ended April 30, 2017		Year Ended April 30, 2016(c)		Year Ended April 30, 2015(c)		Year Ended April 30, 2014(c)
Net asset value, beginning of year	$21.30	$18.02	$15.88		$21.16		$23.48		$20.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(d)	0.11	0.08	0.17		0.19		0.17		0.14
Net gain/(loss) on securities (both realized and unrealized)	(2.94)	3.60	2.13		(4.97)		(2.34)		2.92
Total from investment operations	(2.83)	3.68	2.30		(4.78)		(2.17)		3.06
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.39)	(0.16)		(0.50)		(0.15)		(0.09)
Distributions from return of capital	—	(0.01)	—		—		—
Distributions from capital gains	—	—	—		—		—		(0.03)
Total distributions	(0.18)	(0.40)	(0.16)		(0.50)		(0.15)		(0.12)
Redemption Fees	—	—	—		—	(e)	—	(e)	—	(e)
Net asset value, end of year	$18.29	$21.30	$18.02		$15.88		$21.16		$23.48

Total return	(13.41)%	20.53%	14.55	%(f)	(22.51	)%(f)	(9.18	)%(f)	14.90	%(f)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,904	$3,785	$4,488		$8,488		$31,583		$46,435
Ratio of expenses to average net assets:
Before expense reimbursements	1.56%	1.59%	2.02	%(g)	1.53	%(g)	1.45	%(g)	1.45	%(g)
After expense reimbursements	1.38%	1.24%	1.24%		1.48%		1.45%		1.49%
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.33%	0.23%
After expense reimbursements	0.51%	0.58%	1.06%		1.11%		0.75%		0.67%
Portfolio turnover	65%	24%	41%		40%		8%		6%

(a)	As of July 28, 2017 Class A shares and I shares were renamed to Investor shares and Institutional shares, respectively (Note 5).
(b)	For the eight month period ended December 31, 2017.
(c)	Audited by other independent registered public accounting firm.
(d)	Calculated based upon average shares outstanding.
(e)	Amount is less than $0.005 per share.
(f)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. For Investor Shares (Formerly Class A Shares), total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(g)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated.

See accompanying notes to financial statements.

SCM Trust	Notes to Financial Statements	December 31, 2018

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SCM Trust (the “Trust”), a Massachusetts business trust formed in July 1988 is registered as an investment company under the Investment Company Act of 1940, as amended. The Trust currently consists of four separate series, each of which is included in these financial statements.

Shelton BDC Income Fund (“BDC Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is April 22, 2014, and the commencement date of operations is May 2, 2014. The investment objective is to provide a high level of income with the potential for capital appreciation. Effective July 1, 2016, Shelton Capital Management, a California limited partnership (“Shelton” or the “Advisor”) became the advisor to the Fund.

Shelton Real Estate Income Fund (“Real Estate Income Fund”) is an open-end, non-diversified series of the Trust. The inception date is June 4, 2013, and the commencement date of operations is June 7, 2013. The investment objective is to provide current income with the potential for capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund.

Shelton Tactical Credit Fund (“Tactical Credit Fund”) is an open-end, non-diversified series of the Trust. The inception date is December 16, 2014. The Fund’s investment objective is to seek current income and capital appreciation. Effective July 1, 2016, Shelton became the advisor to the Fund. The Tactical Credit Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on March 17, 2017. Prior to March 17, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares and Class C Shares of the former Tactical Credit Fund received Investor Shares of the successor Tactical Credit Fund and holders of Advisor Class Shares of the former Tactical Credit Fund received Institutional Shares of the successor Tactical Credit Fund.

Shelton International Select Equity Fund (“International Select Fund”, and together with the BDC Income Fund, the Real Estate Income Fund, and the Tactical Credit Fund, each a “Fund” and collectively, the “Funds”) is an open-end, diversified series of the Trust. The inception date is July 31, 2009. The Fund’s investment objective is to achieve long-term capital appreciation by creating a portfolio composed of primarily large capitalization international equity growth stocks. Effective July 18, 2016, Shelton became the advisor to the Fund. The International Select Fund is a successor to a series of the FundVantage Trust, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on July 28, 2017. Prior to July 28, 2017, the Successor Fund had no investment operations. As a result of the reorganization, holders of Class A Shares of the former International Select Fund received Investor Shares of the successor International Select Equity Fund and holders of Class I Shares of the former International Select Equity Fund received Institutional Shares of the successor International Select Equity Fund.

On August 24, 2018, the Shelton European Growth and Income Fund (“European Growth and Income Fund”) was reorganized with and into the International Select Fund, each a series of SCM Trust. On July 25, 2018, the shareholders of the European Growth and Income Fund’s approved the reorganization. As part of the reorganization, each shareholder of the Class K and Direct Class shares of the European Growth and Income Fund received shares of, respectively, the Investor Class and Institutional Class shares of the International Select Fund. After the reorganization, the European Growth and Income Fund was dissolved.

The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

(a)    Security Valuation — Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”). Equity securities listed on a national or international exchange are valued at the last reported sales price. Futures contracts are valued at the settle price, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Municipal securities are valued by an independent pricing service at a price determined by a matrix pricing method. This technique generally considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. U.S. government securities for which market quotations are readily available are valued at the mean between the closing bid and asked prices provided by an independent pricing service. U.S. agency securities consisting of mortgage pass-through certificates are valued using dealer quotations provided by an independent pricing service. U.S. Treasury Bills are valued at amortized cost which approximates market value. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value.

Securities for which market quotes are not readily available from the Trust’s third-party pricing service are valued at fair value, determined in good faith and in accordance with procedures adopted by the Board of Trustees. The Board has delegated to the Advisor’s Pricing Committee the responsibility for determining the fair value, subject to the Board oversight and the review of the pricing decisions at its quarterly meetings. For a description of the Advisor, see Note 2.

(b)     Federal Income Taxes — No provision is considered necessary for federal income taxes. The Funds intend to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to distribute all their taxable income to shareholders.

(c)     Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for, in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Distributions to shareholders are recorded on the ex-dividend. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for PFICs, wash sales, REIT adjustments and post-October capital losses.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

These “Book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification.

(d)     Foreign Currency Translation — Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(e)     Concentration — The Real Estate Income Fund concentrates its investments in real estate securities (i.e., securities of issuers in the real estate industry), including securities issued by REITs. The Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in income producing real estate securities. The Advisor evaluates securities based primarily on the relative attractiveness of income and secondarily considers their potential for capital appreciation. The Advisor considers real estate securities to be securities issued by a company that (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or (b) has at least 50% of its assets invested in such real estate. The Advisor plans to sell a security if, in the judgment of the portfolio managers, the security’s income potential has been compromised, an issuer’s fundamentals have deteriorated or may deteriorate or a more attractive investment opportunity is identified. The Fund invests in both equity and debt securities and invests to a substantial degree in securities issued by REITs. REITs are pooled investment vehicles that own interests in real estate, real-estate related loans or similar interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A majority of the REITs in which the Fund invests are generally considered by the Advisor to be medium- or small-capitalization companies. The Fund will not invest in non-traded REITs that are sponsored, managed or distributed by affiliates of the Advisor. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. Although the Advisor anticipates that the Fund will invest a substantial portion of its assets in equity securities, the Fund may invest up to 100% of its net assets in debt securities of any maturity, duration or credit rating. Debt securities in which the Fund may invest include corporate debt obligations and CMBS. Debt securities acquired by the Fund may also include high-yield debt securities (commonly referred to as “junk” bonds) issued or guaranteed by real estate companies or other companies. The Fund invests in securities across all market capitalization ranges. The Fund may invest up to 15% of its net assets in illiquid securities

The BDC Income Fund invests substantially all (and under normal market conditions, at least 80%) of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of business development companies (“BDCs”) that are traded on one or more nationally recognized securities exchanges. The equity securities in which the Fund may invest consist of common stocks, securities convertible into common stocks; and preferred stocks. In addition, although the Fund typically invests in equity securities, the Fund may invest up to 20% of its net assets in debt securities of BDCs and other issuers of any maturity, duration or credit rating.

The Tactical Credit Fund aims to use related credit asset classes on both the long and short side to generate an attractive rate of return with low volatility. Portfolio construction is implemented with a relative value framework and looks across the entire balance sheet of a corporation from senior secured down through subordinated, equity-linked bonds. This hedged approach is designed to generate performance that is less reliant on the direction of the overall market than a typical credit-based fund.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

(f)     Use of Estimates in Financial Statements — In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expense during the year. Actual results may differ from these estimates.

(g)     Share Valuations — The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

(h)     Accounting for Uncertainty in Income Taxes — The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(i)     Fair Value Measurements — The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at December 31, 2018 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)
Fund	Investments in Securities(b)	Investments in Securities(c)	Investments in Securities	Total Assets
BDC Income Fund	$9,491,135	$—	$65,668	$9,556,803
Real Estate Income Fund	4,968,994	—	—	4,968,994
Tactical Credit Fund	—	16,158,738	—	16,158,738
International Select Fund	25,795,134	17,236,761	—	43,031,895
Total investments in securities	$40,255,263	$33,395,499	$65,668	$73,716,430

(a)	It is the Fund’s policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.

Level 3 Securities	BDC Income Fund
Beginning Balance	$54,221
Net Purchases	—
Net Sales	—
Total Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	11,447
Accrued Interest	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending Balance	$65,668

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

Fund	Net Assets
BDC Income Fund	0.90%
Real Estate Income Fund	0.80%
Tactical Credit Fund	1.17%
International Select Equity Fund	0.74%

The Advisor contractually agreed to reduce total operating expense to certain Funds of the Trust. This additional contractual reimbursement is effective until the dates listed below, unless renewed, and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval. Reimbursements from the Advisor to affected Funds, and the voluntary expense limits, for the year ended December 31, 2018 are as follows:

	Voluntary Expense Limitation
Fund	Institutional Shares	Investor Shares	Contractual Dates
BDC Income Fund	1.25%	1.50%	5/1/2018-5/1/2019
Real Estate Income Fund	1.17%	1.42%	5/1/2018-5/1/2019
Tactical Credit Fund	1.42%	1.67%	5/1/2018-5/1/2019
International Select Equity Fund	0.99%	1.24%	5/1/2017-5/1/2019

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

At December 31, 2018, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $2,453,519. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Fund	Expires 3/31/19	Expires 4/30/19	Expires 12/31/19	Expires 4/30/20	Expires 12/31/20	Expires 12/31/21		Total
BDC Income Fund	$281,806	$—	$160,178	$—	$81,015	$48,779	*	$571,778
Real Estate Income Fund	305,545	—	154,139	—	113,675	47,398	*	620,757
Tactical Credit Fund	—	359,405	—	315,415	46,709	69,670	*	791,199
International Select Equity Fund	—	—	—	272,685	105,811	91,289		469,785
Total	$587,351	$359,405	$314,317	$588,100	$347,210	$257,136		$2,453,519

*	The financial information presented reflects the expense reimbursement by Shelton Capital Management in effect from May 1, 2018 to December 31, 2018.

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton Capital receives an administration fee, which was revised on January 1, 2011. The administration fee is based on assets held, in aggregate, by the SCM Trust and other funds within the same “family” of investment companies managed and administered by Shelton Capital. The fee rates are 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion.

Certain officers and trustees of the Trust are also partners of Shelton Capital. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton Capital is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

The SCM Trust adopted a Distribution Plan (the “Plan”), as amended July 29, 2017, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Investor Shares of each Fund pays the Distributor, an affiliate of Shelton Capital, for expenses that relate to the promotion and distribution of shares. Under the Plan, the Investor Shares of the Funds will pay the Distributor a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Investor Shares.

For the year ended December 31, 2018 the following were paid:

Fund	Class Investor 12b-1 Fees
BDC Income Fund	$27,717
Real Estate Income Fund	17,787
Tactical Credit Fund (Formerly Class A Shares)	43,343
International Select Equity Fund (Formerly Class A Shares)	11,388

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities other than short-term instruments for the period ended December 31, 2018 were as follows:

Fund	Purchases	Sales
BDC Income Fund	$3,733,700	$6,336,583
Real Estate Income Fund	2,652,729	6,499,591
Tactical Credit Fund	156,955,743	162,481,236
International Select Equity Fund	33,293,796	30,169,634

NOTE 4 - TAX CHARACTER

Reclassifications: Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences resulting from different book and tax accounting for expiration of capital loss carryforwards, PFIC Reclasses and treatment of foreign currency gains have been reclassified. The reclassifications were as follows:

	Increase (Decrease) Paid-In Capital	Distributable Income/(Loss)
BDC Income Fund	$(1,824)	$1,824
Real Estate Income Fund	—	—
Tactical Credit Fund	—	—
International Select Equity Fund	961,200	(961,200)

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

Tax Basis of Distributable Earnings: The tax character of distributable earnings at December 31, 2018 was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carry Forwards	Unrealized Appreciation (Depreciation)	Post October and Other Losses	Total Distributable Earnings
BDC Income Fund	$—	$—	$(3,526,583)	$(1,503,322)	$—	$(5,029,905)
Real Estate Income Fund	—	—	(1,704,613)	38,794	—	(1,665,819)
Tactical Credit Fund	6,050	—	(3,055,761)	(1,359,097)	—	(4,408,808)
International Select Equity Fund	75,082	—	(54,445,627)	1,213,586	(76,511)	(53,233,470)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and PFICs.

Capital Losses: Capital loss carry forwards, as of December 31, 2018, available to offset future capital gains, if any, are as follows:

Expiring	BDC Income Fund	Real Estate Income Fund*	Tactical Credit Fund	International Select Equity Fund
Long Term with No Expiration	$1,038,446	$256,573	$—	$50,023,271
Short Term with No Expiration	2,488,137	1,448,040	3,055,761	4,422,356
Total	$3,526,583	$1,704,613	$3,055,761	$54,445,627

*	Subject to limitations under §382 of the Code

Distributions to Shareholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

The tax character of distributions paid during are as follows:

Fund	Year	Return of Capital	Ordinary Income	Long-Term Capital Gains(a)	Total Distributions
BDC Income Fund	December 31, 2017	$—	$905,673	$—	$905,673
	December 31, 2018	—	1,037,553	—	1,037,553
Real Estate Income Fund	December 31, 2017	—	390,622	—	390,622
	December 31, 2018	112,060	187,569	16,879	316,508
Tactical Credit Fund	April 30, 2017	—	2,263,666	—	2,263,666
	December 31, 2017(b)	—	1,223,898	—	1,223,898
	December 31, 2018	—	1,884,580	—	1,884,580
International Select Equity Fund	April 30, 2017	—	557,960	—	557,960
	December 31, 2017(b)	25,276	881,057	—	906,333
	December 31, 2018	—	439,884	—	439,884

(a)	The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2018.
(b)	For the period May 1, 2017 to December 31, 2017.

NOTE 5 – REORGANIZATIONS

On July 25, 2018, the shareholders of the International Select Equity Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of the European Growth and Income Fund. The reorganization was effective as of the close of business on August 24, 2018. The following table illustrates the specifics of the Fund’s reorganization:

European Growth and Income Fund Pre-Reorganization Net Assets	Shares issued to Shareholders of European Growth and Income Fund	International Select Equity Fund Net Assets	Combined Net Assets		Tax Status
$9,251,489	435,862	$53,228,636	$62,480,125	(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized gains and unrealized appreciation in the amounts of $572,129, $3,946,476 and $13,284,040 respectively.

Pre-Merger Class	Pre- Merger NAV	Rate	Shares	Dollars	Post- Merger NAV	Post Merger Class
Shelton European Growth and Income Fund – Direct Class	8.96	0.4218	255,714	$5,433,116	21.25	Shelton International Select Equity Fund - Institutional Class
Shelton European Growth and Income Fund – Class K	8.99	0.4240	180,148	$3,818,373	21.19	Shelton International Select Equity Fund - Investor Class

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

On July 14, 2017, the shareholders of the International Select Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the International Select Fund shell. The reorganization was effective as of the close of business on July 28, 2017. The following table illustrates the specifics of the Fund’s reorganization:

Pre- Reorganization Fund Net Assets	Shares issued to Shareholders of International Select Fund	International Select Shell Fund Net Assets	Combined Net Assets		Tax Status of Transfer
$45,550,734	2,333,659	$—	$45,550,734	(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $235,356, $61,630,095 and $10,776,849 respectively.

As of close of business on July 28, 2017, the classes were converted at the following rates:

Pre-Merger Class	Pre- Merger NAV	Rate	Shares	Dollars	Post- Merger NAV	Post Merger Class
International Select Fund Class A	19.50	1	213,948	$4,171,487	19.50	Shelton International Select Equity Fund Investor Class
International Select Fund Class I	19.52	1	2,119,711	$41,379,247	19.52	Shelton International Select Equity Fund Institutional Class

On February 22, 2017, the shareholders of the Tactical Credit Fund approved the agreement and plan of reorganization providing for the transfer of assets and assumption of liabilities of such funds by the Tactical Credit Fund shell. The reorganization was effective as of the close of business on March 17, 2017. The following table illustrates the specifics of the Fund’s reorganization:

Pre- Reorganization Fund Net Assets	Shares issued to Shareholders of Tactical Credit Fund	Tactical Credit Shell Fund Net Assets	Combined Net Assets		Tax Status of Transfer
$36,963,194	3,492,932	$—	$36,963,194	(a)	Non-taxable

(a)	Includes undistributed net investment income, accumulated realized losses and unrealized appreciation in the amounts of $387,984, $2,179,299 and $1,377,741 respectively.

As of close of business on March 17, 2017, the classes were converted at the following rates:

Pre-Merger Class	Pre- Merger NAV	Rate	Shares	Dollars	Post- Merger NAV	Post Merger Class
Tactical Credit Fund Class A Shares	10.58	1	1,566,704	$16,568,594	10.58	Shelton Tactical Credit Fund Investor Class Shares
Tactical Credit Fund Class C Shares	10.53	.99573 to 1	165,472	1,751,497	10.58	Shelton Tactical Credit Fund Investor Class Shares
Tactical Credit Fund Class I Shares	10.59	1	1,760,756	18,643,103	10.59	Shelton Tactical Credit Fund Institutional Class Shares

NOTE 6 - RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective far all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

SCM Trust	Notes to Financial Statements (Continued)	December 31, 2018

NOTE 7 – SUBSEQUENT EVENTS

Effective February 4, 2019, the portfolio management of the Tactical Credit Fund is comprised of William Mock, who has been a portfolio manager of the Fund since March 2017, and, additionally includes Alan E. Hart, Guy J. Benstead, Jeffrey A. Rosenkranz, and David S. Falk, each of whom is a portfolio manager.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of SCM Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Shelton BDC Income Fund, Shelton Real Estate Income Fund, Shelton Tactical Credit Fund, and Shelton International Select Equity Fund (the “Funds”), each a series of SCM Trust (the “Trust”), including the schedules of investments, as of December 31, 2018, and the related statements of operations, statements of changes in net assets, and financial highlights for periods indicated within the financial statements, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

With respect to the Shelton BDC Income Fund Shelton, the financial highlights for the year ended March 31, 2016 and for the period April 22, 2014 (commencement of operations) to March 31, 2015, were audited by other auditors, and in their opinion dated May 31, 2016, they expressed on unqualified opinion on said financial statements. With respect to the Shelton Real Estate Income Fund, the financial highlights for each of the two years in the period ended March 31, 2016 and for the period June 7, 2013 (commencement of operations) to March 31, 2014, were audited by other auditors, and in their opinion dated May 31, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton Tactical Credit Fund, the financial highlights for the year ended April 30, 2016 and for the period December 16, 2014 (commencement of operations) to April 30, 2015, were audited by other auditors, and in their opinion dated July 1, 2016, they expressed an unqualified opinion on said financial statements. With respect to the Shelton International Select Equity Fund, the financial highlights for each of the three years in the period ended April 30, 2016 were audited by other auditors, and in their report dated June 28, 2016, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2019

SCM Trust	Additional Information	December 31, 2018

Fund Holdings

The Fund holdings shown in this report are as of December 31, 2018. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100 F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information filed in the form N-Q also may be obtained by calling (800) 955-9988.

Proxy Voting Policy

The Fund’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the SCM Trust uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended is available upon request, at no charge, at the phone number below, or on the SEC’s website at www.sec.gov.

About this Report

This report is submitted for the general information of the shareholders of the SCM Trust. It is authorized for distribution only if preceded or accompanied by a current SCM Trust prospectus. Additional copies of the prospectus may be obtained by calling (800) 955-9988 or can be downloaded from the Fund’s website at www.sheltoncap.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Fund.

Board of Trustees and Executive Officers

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and Executive Officers of the Funds:

Name	Address	Year of Birth	Position Held with the Trust	Length of Time Served
Stephen C. Rogers	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chairman of the Board, Trustee, President	Since August, 1998, Since August 1999, Since August 1999
Kevin T. Kogler	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Trustee	Since May, 2006
Marco L. Quazzo	1875 Lawrence Street, Suite 300 Denver, CO 80202	1962	Trustee	Since August, 2014
Stephen H. Sutro	1875 Lawrence Street, Suite 300 Denver, CO 80202	1969	Trustee	Since May, 2006
William P. Mock	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Treasurer	Since February, 2010
Gregory T. Pusch	1875 Lawrence Street, Suite 300 Denver, CO 80202	1966	Chief Compliance Officer, Secretary	Since March, 2017

Each Trustee oversees the Trust’s four Funds. The principal occupations of the Trustees and Executive Officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Stephen C. Rogers*	Chief Executive Officer, Shelton Capital Management, 1999 to present.
Kevin T. Kogler	President & Founder of MicroBiz, LLC, 2012 to present; Principal, Robertson Piper Software Group, 2006 to 2012; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003 to 2006.
Marco L. Quazzo	Principal, Bartko Zankel Bunzel & Miller, March 2015-Present; Partner, Barg Coffin Lewis & Trapp LLP (law firm), 2008 to March 2015.
Stephen H. Sutro	Managing Partner, Duane Morris, LLP (law firm) 2014 to present; Partner, Duane Morris LLP (law firm), 2003 to present.
William P. Mock	Portfolio Manager, Shelton Capital Management, 2010 to present; Portfolio Manager, ETSpreads, 2007 to present.
Gregory T. Pusch	Principal Occupations Past five years: Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance / CCO, HarbourVest Partners 2012-2015.

Additional information about the Trustees may be found in the SAI, which is available without charge by calling (800) 955-9988.

*

Trustee deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Mr. Rogers is an interested person because he is the CEO of Shelton Capital Management, the Trust’s Advisor and Administrator.

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ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)	A copy of its code of ethics that applies to its principal executive officer and principal financial and accounting officer. A copy of the code of ethics is available upon request, at no charge, at 1(800) 955-9988.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	As of the end of the Reporting Period, Registrant does not have a named audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable
(a)(3)	Since April 2011, no single independent trustee meets the criteria of "audit committee financial expert". The Board has determined that the collective skills of the audit committee members are sufficient to satisfy the requirements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for fiscal years ended December 31, 2015 and December 31, 2016 for professional services rendered for the audit of the annual financial statements or services provided by the accountant in connection with statutory and regulatory filings or engagements for each of the fiscal years.

	12/31/17	12/31/18
Audit Fees	$71,000	$59,000
Audit-Related Fees	0	0
Tax Fees *	15,000	12,000
All Other Fees	0	0
Total	$86,000	$71,000

*	Tax Fees consist of the aggregate fees billed for professional services rendered to the registrant by the principal accountant for tax compliance, tax advice, and tax planning and specifically include fees for review or preparation of U.S. federal, state, local and excise tax returns; U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and tax advice regarding tax qualification.

(e)(1)	In accordance with the Audit Committee Charter, the Audit Committee shall pre-approve the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the registrant and any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant. The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the registrant. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.
(e) (2)	All of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee.
(f)	N/A
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the fiscal years ended December 31, 2017 and December 31, 2018 are $0 and $0, respectively.
(h)	N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee, established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members are: Kevin T. Kogler (Chairman), Stephen H. Sutro, and Marco L. Quazzo.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant has converted from a closed-end to an open-end management investment company in October 2011.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half- year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-ENDED MANAGEMENT INVESTMENT COMPANIES

Not applicable. Registrant converted from a closed-end to an open-end management investment company in October 2011.

ITEM 13. EXHIBITS.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”).
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCM Trust

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Rogers
Stephen C. Rogers, Chairman
Date: March 8, 2019

By	/s/ William P. Mock
William P. Mock, Treasurer
Date: March 8, 2019